EXHIBIT 3a

                   Principal Underwriting Agreement Amendment


                                 AMENDMENT NO. 1

                                       to

                              AMENDED AND RESTATED
                        PRINCIPAL UNDERWRITING AGREEMENT

The PRINCIPAL UNDERWRITING AGREEMENT ("Agreement"), effective September 1, 2009, by and between Ameritas Investment Corp. ("Underwriter") and Ameritas Life Insurance Corp. ("Insurance Company") is hereby amended as follows:

         SCHEDULE A of the Agreement is deleted and replaced by the SCHEDULE A, attached.


This AMENDMENT No. 1 to the Agreement shall be effective as of March 8, 2010.

All other terms of the Agreement shall remain the same.


IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT No. 1 to the PRINCIPAL UNDERWRITING AGREEMENT to be executed by the following authorized individuals for the purposes expressed herein and as of the date first set forth above.


                   AMERITAS INVESTMENT CORP.

                            By:  /s/ Salene Hitchcock-Gear
                               -------------------------------------------------
                                 Salene Hitchcock-Gear, President
                                 & Chief Executive Officer


                   AMERITAS LIFE INSURANCE CORP.

                            By:  /s/ Kurt Y. Allen
                               -------------------------------------------------
                                Kurt Y. Allen, Senior Vice President & Chief
                                Marketing Officer, Individual & Retirement Plans

                                   SCHEDULE A

                                UNDERWRITING FEES

----------------------------------------------------------------------------------------------------------------------
     Policy Form Number                    Contract Name              Applicable Premium       Underwriting Fee
                                                                                                   Paid AIC
----------------------------------------------------------------------------------------------------------------------
                                  Account: Ameritas Variable Separate Account VA-2
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            4780              Overture Annuity                                                       0.10%
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            4782              Overture Annuity II                                                    0.10%
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            4784              Overture Annuity III                                                   0.10%
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            4786              Overture Annuity III-Plus                                              0.10%
----------------------------------------------------------------------------------------------------------------------
            4882              Overture Acclaim! (R)                                                 0.075%
----------------------------------------------------------------------------------------------------------------------
            4884              Overture Accent! (R)                                                   0.10%
----------------------------------------------------------------------------------------------------------------------
            4888              Overture Medley (R)                                                    0.10%
----------------------------------------------------------------------------------------------------------------------
                                    Account: Ameritas Variable Separate Account V
----------------------------------------------------------------------------------------------------------------------
            4001              Overture Life SPVUL                     First Year                     0.85%
----------------------------------------------------------------------------------------------------------------------
            4002              UniVar                                  MFYP                           4.00%
                                                                      Excess                         0.30%
----------------------------------------------------------------------------------------------------------------------
            4010              Overture Applause!                      MFYP - Target                  4.00%
                                                                      Excess                         0.30%
----------------------------------------------------------------------------------------------------------------------
            4016              Overture Applause! II                   MFYP - Target                  4.00%
                                                                      Excess                         0.30%
----------------------------------------------------------------------------------------------------------------------
            4018              Overture Encore!                        MFYP - Target                  2.00%
                                                                      Excess                         0.20%
----------------------------------------------------------------------------------------------------------------------
            4020              Corporate Benefit VUL                   MFYP - Target                  1.00%
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            4022              Overture Ovation                        MFYP - Target                  2.00%
                                                                      Excess                         0.20%
----------------------------------------------------------------------------------------------------------------------
            4024              Overture Viva!                          MFYP - Target                  2.00%
                                                                      Excess                         0.20%
----------------------------------------------------------------------------------------------------------------------
            4065              Overture Bravo!                         MFYP - Target (1)              4.00%
                                                                      Excess                         0.30%
----------------------------------------------------------------------------------------------------------------------
            4101              Protector hVUL                          MFYP - Target (2)              2.00%
                                                                      Excess (3)                     0.20%
----------------------------------------------------------------------------------------------------------------------
            4003              Excel Performance VUL                   EPVUL                          4.00%
                                                                      Excess                         0.30%
----------------------------------------------------------------------------------------------------------------------
                                   Account: Ameritas Variable Separate Account VA
----------------------------------------------------------------------------------------------------------------------
            8850              Allocator 2000 Annuity                                                  N/A
----------------------------------------------------------------------------------------------------------------------
            8888              Designer Annuity                                                        N/A
----------------------------------------------------------------------------------------------------------------------
                                   Account: Ameritas Variable Separate Account VL
----------------------------------------------------------------------------------------------------------------------
            8010              Allocator 2000                                                          N/A
----------------------------------------------------------------------------------------------------------------------
            8020              Executive Select                                                        N/A
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            8065              Regent 2000                                                             N/A
----------------------------------------------------------------------------------------------------------------------
                            Account: Ameritas Life Insurance Corp. Separate Account LLVA
----------------------------------------------------------------------------------------------------------------------
            4080              Ameritas No Load Variable Annuity ("NLVA 4080")                        0.05%
----------------------------------------------------------------------------------------------------------------------
            6150              Ameritas No-Load Variable Annuity (SM)                                 0.05%
----------------------------------------------------------------------------------------------------------------------
            6151              Ameritas Advisor Select No-Load Variable Annuity (SM)                  0.05%
----------------------------------------------------------------------------------------------------------------------
                            Account: Ameritas Life Insurance Corp. Separate Account LLVL
----------------------------------------------------------------------------------------------------------------------
            4051              Ameritas Advisor VUL                    CTP                            4.00%
                                                                      Excess                         0.30%
----------------------------------------------------------------------------------------------------------------------
            4055              Ameritas Low-Load Variable Universal    CTP                            1.00%
                              Life ("LLVL")                           Excess                         0.20%
----------------------------------------------------------------------------------------------------------------------
            6065              Ameritas Low-Load Survivorship          CTP                            1.00%
                              Variable Universal Life ("LLSVUL")      Excess                         0.20%
----------------------------------------------------------------------------------------------------------------------

(1)MYFP-Targetm is premium in the first policy year or until target is reached.
(2)MYFP-Target is premium in the first policy year.
(3)Premiums in excess of Target are not compensated after the first policy year.